SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 26, 2001

                               The CIT Group, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                             1-1861                  13-2994534
(State or other                   (Commission                (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

                           1211 Avenue of the Americas
                            New York, New York 10036

Registrant's telephone number, including area code    (212) 536-1390

________________________________________________________________________________
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

      See the attached press releases, which are incorporated herein by reference, regarding:

      1.    The 2001 first quarter earnings, filed as Exhibit 99.1; and

      2. The declaration of a dividend for the quarter ending March 31, 2001 of $.10 per share, payable on May 31, 2001 to holders of record at the close of business on May 9, 2001, filed as Exhibit 99.2.


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

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

            99.1 Press Release, dated April 26, 2001, regarding the 2001 first quarter earnings.

            99.2 Press Release, dated April 26, 2001, regarding declaration of a dividend for the quarter ending March 31, 2001.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE CIT GROUP, INC.
                                       (Registrant)

                                       By: /s/ JOSEPH M. LEONE
                                       -----------------------------------
                                       Joseph M. Leone
                                       Executive Vice President and
                                       Chief Financial Officer

Dated: April 26, 2001


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